UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2019

First Financial Corporation

(Exact name of registrant as specified in its charter)

Indiana	000-16759	35-1546989
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 540, Terre Haute, Indiana	47808
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   812-238-6334

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, without par value	THFF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 27, 2019, First Financial Corporation, an Indiana corporation (the “Company”), completed its previously announced merger (the “Merger”) with HopFed Bancorp, Inc., a Delaware corporation (“HopFed”), pursuant to an Agreement and Plan of Merger, dated as of January 7, 2019, between HopFed and the Company. On July 29, 2019, the Company filed a Current Report on Form 8-K (the “Original Report”) stating that it had completed the Merger and that the financial information required under Items 9.01(a) and 9.01(b) of Form 8-K would be filed by amendment to the Original Report not later than 71 days following the date that the Original Report was required to be filed. Substantially the same financial information as required by Items 9.01(a) and 9.01(b) of Form 8-K was previously reported by the Company in its Registration Statement on Form S-4 (File No. 333-230810), as amended (the “Registration Statement”). Accordingly, the Company is amending the Original Report to note that it is relying on General Instruction B.3 to Form 8-K to omit the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

In reliance on General Instruction B.3 to Form 8-K, the financial statements of the business acquired have been omitted because the Company previously reported substantially the same information in the Registration Statement.

(b) Pro forma financial information.

In reliance on General Instruction B.3 to Form 8-K, the pro forma financial information has been omitted because the Company previously reported substantially the same information in the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Financial Corporation

	By:	/s/ Rodger A. McHargue
Rodger A. McHargue
Treasurer and CFO
Date: August 15, 2019		(Principal Financial Officer)